                                                                    EXHIBIT 23.1


                             ARTHUR ANDERSEN LLP





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1997, included in Personnel Group of America, Inc.'s Form 10-K for the year ended December 29, 1996, and to all references to our firm included in or made a part of this registration statement.


                                                        /s/ Arthur Andersen LLP


Charlotte, North Carolina,
  July 23, 1997.